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                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                      SUPPLEMENT DATED JANUARY 23, 2007 TO
           STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 30, 2005
   (AS SUPPLEMENTED MARCH 31, MAY 1, JUNE 19, AUGUST 9, AND NOVEMBER 3, 2006)

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     This information supplements the Statement of Additional Information of
        First American Investment Funds, Inc. dated December 30, 2005, as supplemented March 31, May 1, June 19, August 9, and November 3, 2006 (the
          "SAI"). This supplement and the SAI constitute a current SAI.
             To request a copy of the SAI, please call 800-677-FUND.

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The section "Investment Advisory and Other Services for the Funds - Additional
Payments to Financial Institutions" on page 61 of the SAI is hereby amended as follows:

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

          In addition to the sales charge payments and the distribution, service and transfer agency fees described in the prospectus and elsewhere in this Statement of Additional Information, the Advisor and/or the Distributor may make additional payments out of its own assets to selected intermediaries that sell shares of First American Funds (such as brokers, dealers, banks, registered investment advisors, retirement plan administrators and other intermediaries; hereinafter, individually, "Intermediary," and collectively, "Intermediaries") under the categories described below for the purposes of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services.

          The amounts of these payments could be significant and may create an incentive for an Intermediary or its representatives to recommend or offer shares of the Funds or other First American Funds to its customers. The Intermediary may elevate the prominence or profile of the Funds within the Intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Advisor and/or the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the Intermediary's organization.

          These payments are made pursuant to agreements with Intermediaries and do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, these payments are not reflected in the fees and expenses listed in the fee table section of the Funds' prospectuses and described above because they are not paid by the Funds.

          The categories of payments described below are not mutually exclusive, and a single Intermediary may receive payments under all categories.

Marketing Support Payments and Program Servicing Payments

          The Advisor and/or the Distributor may make payments for marketing support and/or program servicing to certain Intermediaries that are registered as holders or dealers of record for accounts in one or more of the First American Funds, or certain Intermediaries that sell First American Fund shares through retirement plans and other investment programs to compensate them for a variety of services they provide to such programs.

          Marketing Support Payments. Services for which an Intermediary receives marketing support payments may include business planning assistance, advertising, educating the Intermediary's personnel about the First American Funds and shareholder financial planning needs, placement on the Intermediary's preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the Intermediary. In addition, Intermediaries may be compensated for enabling Fund representatives to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the Intermediary. The Advisor and/or the Distributor compensates Intermediaries differently depending upon, among other factors, sales and assets levels, redemption rates, ability to attract and retain assets, reputation in the industry and the level and/or type of marketing assistance and educational activities provided by the Intermediary.

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          Marketing support payments typically apply to retail sales and assets but may apply to other specific types of sales or assets, such as to retirement plans or fee-based advisory programs, in certain situations. The payments are negotiated and may be based on such factors as the number or value of shares that the Intermediary sells or may sell, the value of the assets invested in the Funds by the Intermediary's customers and/or other measures as determined from time to time by the Advisor and/or the Distributor. In addition, payments may include the reimbursement of ticket or operational charges (fees that an Intermediary charges its representatives for effecting transactions in Fund shares) and/or the payment of a lump sum for services provided.

          Program Servicing Payments. Services for which an Intermediary receives program servicing payments typically include recordkeeping, reporting, or transaction processing, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An Intermediary may perform program services itself or may arrange with a third party to perform program services.

          Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are negotiated and are based on such factors as the type and nature of services or support furnished by the Intermediary. In addition, payments may include the reimbursement of ticket or operational charges (fees that an Intermediary charges its representatives for effecting transactions in Fund shares) and/or the payment of a lump sum for services provided.

          The Advisor and/or the Distributor may make one-time or periodic payments to selected Intermediaries receiving program servicing payments to reimburse printing and/or distribution costs for literature for participants, for account maintenance, for ticket charges of up to $25 per purchase or exchange order placed by an Intermediary, or for the establishment of First American Funds on the Intermediary 's trading system. In addition, the Advisor and/or the Distributor, at the direction of a retirement plan's sponsor, may reimburse or pay direct expenses of the plan that would otherwise be payable by the plan. These payments may cause the aggregate amount of the payments to an Intermediary on an annual basis to exceed the basis point amount set forth below.

          Except as described in the foregoing paragraph, in the case of any one Intermediary (other than U.S. Bank, N.A.), marketing support and program servicing payments are not expected, with certain limited exceptions, to exceed, in the aggregate, 0.35% of the average net assets of Fund shares attributable to that Intermediary on an annual basis. Such exceptions include instances in which an Intermediary is not receiving distribution fees with respect to a Fund share class which has a distribution fee, in which case such Intermediary may receive up to 0.50% of the average net assets of that Fund share class attributable to that Intermediary on an annual basis. In addition, in connection with the sale of a business by the Advisor's parent company, U.S. Bank, N.A., to Great-West Life & Annuity Insurance Company, the Advisor has entered into a services agreement with GWFS Equities, Inc., an affiliate of Great-West Life & Annuity Insurance Company, which provides for program servicing payments of up to 0.60% of the average net assets of Fund shares attributable to GWFS Equities, Inc. on an annual basis.

Other Payments

          From time to time, the Advisor and/or the Distributor, at its expense, may provide compensation to Intermediaries that sell or arrange for the sale of shares of the Fund(s), in addition to marketing support and program servicing payments described above. In addition, certain Intermediaries may not receive marketing support payments or program servicing payments, but may receive other payments from the Advisor and/or the Distributor.

          The Advisor and/or the Distributor may compensate Intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations, and tax reporting) on an asset based or per account basis. The Advisor and/or the Distributor may also compensate Intermediaries for providing Fund shareholder trading information.

          When not provided for in a marketing support or program servicing agreement, the Advisor and/or the Distributor may pay Intermediaries for enabling the Advisor and/or the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other Intermediary employees, client and investor events and other Intermediary -sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. The Advisor and/or the Distributor makes payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.

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          The Advisor and/or the Distributor occasionally sponsors due diligence meetings for registered representatives during which they receive updates on various First American Funds and are afforded the opportunity to speak with portfolio managers. Invitations to these meetings are not conditioned on selling a specific number of shares. Those who have shown an interest in First American Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by the Advisor and/or the Distributor.

          Certain employees of the Advisor and its affiliates may receive cash compensation from the Advisor and/or the Distributor in connection with establishing new client relationships with the First American Funds. The total compensation of employees who have marketing and/or sales responsibilities is based in part on their generation of new client relationships, including new client relationships with the First American Funds. Other employees of the Advisor and its affiliates may receive a one-time referral fee from the Advisor and/or the Distributor for new business to the First American Funds based on a percentage of the annual revenue generated by the new client relationship. Such compensation will not exceed 10% of the annual revenue generated, up to a maximum of $10,000.

          Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. Investors can ask their Intermediary for information about any payments it receives from the Advisor and/or the Distributor and the services it provides for those payments.

          Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Intermediaries Receiving Additional Payments

          The following is a list of Intermediaries receiving one or more of the types of payments discussed above as of September 30, 2006:

401(k) Investment Services, Inc.
A.G. Edwards & Sons, Inc.
Administration Resources Corporation
American Stock Transfer & Trust Company
Ameriprise Financial Services, Inc.
Bisys Retirement Services, Inc.
Ceridian Corporation
Charles Schwab & Co., Inc.
Citigroup Global Markets Inc.
City National Bank
Commonwealth Equity Services, LLP, DBA Commonwealth Financial Network
CPI Qualified Plan Consultants, Inc.
D.A. Davidson & Co.
Dyatech, LLC
ExpertPlan, Inc.
Fidelity Brokerage Services LLC/National Financial Services LLC
Fidelity Investments Institutional Operations Company, Inc.
Fidelity Investments Institutional Services Company, Inc./Fidelity Investments
   Institutional Operations Company, Inc.
Fintegra, LLC
GWFS Equities, Inc.
Hewitt Associates LLC
International Clearing Trust Company
J.P. Morgan Retirement Plan Services, LLC
Leggette Actuaries, Inc.
Linsco/Private Ledger Corp.
Marshall & Ilsley Trust Company, N.A.
Massachusetts Mutual Life Insurance Company
McDonald Investments, Inc.
Mercer HR Outsourcing LLC
Merrill Lynch, Pierce, Fenner & Smith Inc.

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Mid Atlantic Capital Corporation
Morgan Stanley DW Inc
MSCS Financial Services, LLC
National Investor Services Corp.
National Planning Holdings, Inc.
Pershing LLC
Principal Life Insurance Company
Prudential Investment Management Services, LLC/Prudential Investments LLC Prudential Life Insurance Company of America (The)
Raymond James & Associates/Raymond James Financial Services, Inc.
RBC Dain Rauscher, Inc.
Reliance Trust Company
Retirement Plan Company, LLC (The)
Robert W. Baird & Co., Inc.
Stanton Trust Company N.A.
Stifel, Nicolaus & Co., Inc.
Symetra Life Insurance Company
T. Rowe Price Investment Services, Inc./T. Rowe Price
   Retirement Plan Services, Inc.
TCF Investments, Inc.
U.S. Bancorp Investments, Inc.
U.S. Bank, N.A.
UBS Financial Services, Inc.
Unified Trust Company, N.A.
Wachovia Bank, N.A.
Wachovia Securities, LLC
Wells Fargo Bank, N.A.
Wilmington Trust Company

          Any additions, modification or deletions to the list of Intermediaries identified above that have occurred since September 30, 2006 are not reflected.

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The section "Reducing Sales Charges" on page 125 of the SAI is replaced by the following:

                             REDUCING SALES CHARGES

CLASS A SALES CHARGE

          Sales charges on the purchase of Class A shares can be reduced through
(i) quantity discounts and accumulated purchases, or (ii) signing a 13-month letter of intent.

          QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES: Each Fund will combine purchases made by an investor, the investor's spouse or domestic partner, and the investor's dependent children when it calculates the sales charge.

          For each Fund, the sales charge discount will be determined by adding
(i) the purchase price (including sales charge) of the Fund shares that are being purchased, plus (ii) the purchase price of the Class A, Class B and Class C shares of any other First American fund (other than a money market fund) that you are concurrently purchasing, plus (iii) the current net asset value of Class A, Class B and Class C shares of the Fund or any other First American fund (other than a money market fund) that you already own. In order for an investor to receive the sales charge reduction on Class A Shares, the Fund must be notified by the investor in writing or by his or her financial institution at the time the purchase is made that Fund shares are already owned or that purchases are being combined. If the purchase price of shares that the investor owns is higher than their current net asset value, the investor may receive credit for this higher purchase price instead, but only if the investor notifies the Fund of this request in advance in writing and provides written records of the original purchase price.

          LETTER OF INTENT: If an investor intends to purchase, in the aggregate, at least $50,000 of Class A, Class B or Class C shares in the Funds or other First American funds (other than money market funds) over the next 13

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months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Funds' custodian to hold a percentage equal to the Funds' maximum sales charge rate of the total amount intended to be purchased in escrow (in shares) until the purchase is completed.

          The amount held in escrow for all FAIF Funds will be applied to the investor's account at the end of the 13-month period after deduction of the sales load applicable to the dollar value of shares actually purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

          A letter of intent will not obligate the investor to purchase shares, but if he or she does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days. Absent complete and current notification from the investor or from his or financial institution to the Fund, the investor may not realize the benefit of a reduced sales charge.

SALES OF CLASS A SHARES AT NET ASSET VALUE

          General. The Class A, B and C share prospectuses for the Funds set forth the categories of investors eligible to purchase Class A shares without a sales charge.

          Purchases of $1 Million or More. Class A shares may be purchased without a sales charge by non-retirement accounts if the purchase, when aggregated with certain Class A, B and C share purchases as described in the Funds' Class A, B and C share prospectuses, totals $1 million or more. Your investment professional or financial institution may receive a commission equal to 1.00% on purchases of $1 million to $3 million, 0.50% on purchases in excess of $3 million up to $10 million, and 0.25% on purchases in excess of $10 million. Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund (the "Index Funds") may be used in the calculation to reach purchases of $1 million or more, but a commission is paid only on Class A shares of First American Funds other than the Index Funds. Note that your investment professional or financial institution will only receive a commission equal to the rate required by the actual investment (without taking into account aggregation). For example, if your aggregated investments, including your current investment, total $6 million, but your current investment equals $2 million, your investment professional or financial institution may receive a commission equal to 1.00% of $2 million. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months.

          Class A Shares may also be purchased without a sales charge by 401(k), 403(b) and 457 plans, and profit sharing and pension plans, which invest $1 million or more. Your representative must notify the Fund if your retirement/deferred compensation plan is eligible for the sales load waiver. Securities firms, financial institutions and other industry professionals that enter into sales agreements with the Funds' distributor to perform share distribution services may receive a commission on such sales of the Funds equal to 0.25% on purchases in excess of $10 million. If such a commission is paid, the plan will be assessed a contingent deferred sales charge (CDSC) of 0.25% if it sells the shares within 18 months. A commission is paid only on Class A shares of First American Funds other than the Index Funds.

REINVESTMENT RIGHT

          If Class A Shares of a Fund have been redeemed, the shareholder has a one-time right, within 180 days, to reinvest the redemption proceeds in Class A Shares of any First American fund at the next-determined net asset value without any sales charge. The Fund must be notified by the shareholder in writing or by his or her financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his or her shares of a Fund, there may be tax consequences.

                                                                  FAIF-SAI-STK#5